POPE

Pope Resources
A Limited Partnership

Olympic Resource Management
A Pope Resources Company

Investing in Timberlands - Workshop Session

Investor Presentation - Florida

March 10, 2005

Safe Harbor

This presentation contains forward-looking statements. These forward-looking statements are subject to a number of risks and should not be relied upon as predictions of future events. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes”, “expects”, “may”,
“will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects”,
“strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include, but are not limited to: changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Investing in Timberlands - Agenda

Timberland investment thesis

Timberland investment considerations

How to invest in timberlands

Investment management value drivers

Role of investment manager

ORM Timber Fund I

Pope Resources

Summary

Summary of Timberland Investment Thesis

Timberland is well suited for high net worth investors

Strong risk-adjusted returns

Attractive portfolio diversification attributes

Multi-generational wealth preservation benefits

Short and long-term tax efficiency

Timberland is timely for the current investment climate

Tangible “hard” asset

Biological volume and value growth allow owners to “store value on the stump”

Attractive risk-adjusted returns relative to other investment alternatives

Opportune time to be getting into the timberland asset class

Long-term market fundamentals still strong

Numerous properties expected to trade over the next five years

Timberland Investment Considerations

Liquidity requirements

Investment time horizon

Total return expectations

Current yield vs. long-term capital appreciation

Portfolio allocation

Geographic diversification

Form of investment

Selection of manager or investment advisor

How to Invest in Timberlands

Publicly traded integrated forest products companies

Weyerhaeuser, International Paper

“Pure-play” publicly traded timber companies

Timber REITs - Plum Creek, Rayonier

MLP - Pope Resources

Other - TimberWest (Canadian)

Closed-end private equity timber funds offered by Timberland Investment
Management Organizations (TIMOs)

National presence - Hancock Timber Res., Campbell Group, Forest Capital,
Forest Investment Assoc., GMO

Southern only - Resource Management Service, Molpus Woodlands

Western only - ORM

Other - Forestland Group (hardwoods), Global Forest Partners (offshore)

Direct separate account investment through TIMOs (for pension funds)

Direct investment

Timberland Investment Management Value Drivers

Acquisition cost

Has a critical bearing on overall performance

Forest management

Growth and yield modeling critical component of projecting future harvest levels

Forests are a biological factory where wood can be “stored on the stump”

Log marketing

Product price optimization

Flexibility to change harvest levels in response to changes in market cycles

Application of advanced silvicultural treatments

Disposition value maximization

Small tract HBU sales

Final disposition

Role of a Timberland Investment Manager

Acquisition Process

Forest Management

Portfolio Management

Disposition Process

- Disciplined approach

- Improve productivity

- Return to holding analysis

- Exit strategy  well

- Inventory assessment &

  through advanced silvi-

  used to guide hold/sell

  developed

  verfication

  cultural practices (being

  decisions

- Knowledge of buyers

- Sensitive area set asides

  better farmers)

- HBU sale opportunities

- Timing and execution of

- Growth & yield modeling

- Lower management costs

- Opportunistic portfolio

  sales process

- Harvest schedule modeling

  through economies of

  management

- Reputation of property

- Harvesting and manage-

  scale

  through conduct of

  ment cost estimates

- Optimize harvest revenues

  timberland manager

- Capital expenditures

  through market timing,

- Comparable sales analysis

  improved utilization,

- Discount rate assessment

  and log merchandizing

- Sensitivity analysis

- Maximize other revenues

- Price forecasting

- Stewardship reputation

Olympic Resource Management and Timber

Owner and manager of timberland in the Pacific Northwest since 1853

Parent company, Pope Resources, is a publicly traded partnership (Nasdaq:
POPEZ)

Nationally recognized timberland management firm, having provided turnkey timberland management services on 1.5 million acres of timberland in Washington,
Oregon, and California

Western region manager for HTRG (1998 to 2002) on 29 tree farms

Business and timberland manager for Pioneer Resources (2000-2003)

Timberland manager for Cascade Timberlands (2005 - )

Experienced management team with proven track record of adding value

Disciplined acquisition and portfolio management processes

Sophisticated in-house planning tools and systems

Geographic reach and expertise of field forestry staff

Economies of scale

Certified with both FSC and SFI third-party certification systems

Extensive real estate experience capturing HBU land values

ORM Timber Fund I, LP

Private equity vehicle for investing in Pacific Northwest timberland properties

Target return of 10% to 12% per year

Investment term - 10 years

ORM LLC will act as GP

Fund size - $50 million of equity capital

Co-investment by GP or its affiliates of 10% of equity capital raised

Management co-investment of $150,000 by top five managers

Minimum investment size of $500,000 by accredited investors

Fees:

Annual asset management fee of 1% on committed capital

Back end participation fee

Split 80/20 between LP’s and GP after 8% preferred return

Why Invest in Pacific Northwest Timberlands

Structural characteristics of Douglas-fir

More upside potential to participate in Asian export markets

Less substitution risk relative to other species

Main substitution risk for Douglas-fir is high valued engineered wood products

Less susceptible than the U.S. South to impacts of declining competitiveness of North American pulp and paper production

More upside return potential from management activities

Log merchandizing

Log marketing

Stable regulatory environment relative to other timberland geographies

Highly regulated, but known, regulatory environment

Acquisition Philosophy – Timber Fund I

Pursue properties that may be overlooked by others

Property size

Location

Past management

Utilize ORM contacts to surface potential deals

Extensive industry network

Third party management associations

Leverage off our recent acquisition success

Credibility in marketplace

Efficient property review and reasonable contingencies

Financial capacity

Ability to close quickly

ORM Timber Fund I - Conceptual Design

Pope

Resources

Pope

EGP

Pope

MGP

ORM, Inc.

Olympic Resource

Management,

LLC

Hood Canal

Tree Farm

Columbia

Tree Farm

ORM

Timber

Fund I LP

New Timber

Properties

Limited

Partnership

Investors

71,000 Acres

Puget Sound, WA

44,000 Acres

SW Washington

LP

GP

Pope Resources Overview

Last remaining timber MLP

Established in 1985 as a spin-off from Pope & Talbot

4.6 million units outstanding, with limited public float

22% controlled by GP’s and broader “family” ownership

31% controlled by Private Capital Management

Limited institutional ownership

Over one-third held by retail investors

Thinly traded

Market capitalization of $160 million

Enterprise value of approximately $195 million

2004 revenues of $40 million

2004 net income of $10 million or $2.22/unit

2004 EBITDDA of $19 million

Unit distribution of $0.15/quarter (return of capital)

Pope Resources Ownership

General Partners

Two corporate GP’s own collectively
about 1.5% of Pope Resources

Each of GP’s owned 50/50 by Peter
Pope and his cousin, Emily
Andrews

$150,000/year management fee,
unchanged since spin-off

Sliding-scale profit-sharing interest
in third-party service subsidiary

Limited Partners

Private Capital Management at
31% (initial stake in 1993)

“Family” position at 22% (including
GP interest)

Limited other institutional
ownership

Over one-third held by retail
investors

U.S. Trust

3.7%

Rutabaga Cap. Mgt.

2.9%

Royce & Associates

0.7%

Hollencrest

0.5%

Management

0.6%

Outside Directors

0.3%

Private Cap. Mgt.

31.3%

All Other

36.4%

Other Inst.

1.1%

GP Ownership

22.5%

Pope Resources Business Segments

Fee Timber

115,000 acres of timberland in western Washington

Produced 60 MMBF of log harvest volume in 2004

Future growth will be through co-investment in ORM Timber Funds

Timberland Management & Consulting

Provide third-party timberland management services to other owners of timber, leveraging off our timberland management expertise and providing additional economies of scale

Launch of $50 million private equity fund, ORM Timber Fund I

ORM has managed 1.5 million acres of industrial timberland in the Western U.S. and
Canada for HTRG, Pioneer Resources, and Cascade Timberlands

Real Estate

3,000 acres of higher and better use properties near population centers

Seeking development entitlements to add value to land

Primary role is as a master developer, selling lands to other developers following entitlement process

Ownership and management of historic mill town of Port Gamble

Pope Resources Growth Strategy

Free cash flow, after debt service and distributions, of $5 to $7 million per year, depending on log prices

Used for co-investment in ORM Timber Funds

Opportunistically pursue fee (owned) timberland acquisitions

Where appropriate, invest in real estate projects

Potential to increase unit distribution with excess cash

Growth capital

Near-term growth fueled primarily by organic cash flow generation

Debt capacity

Between $50 and $80 million of incremental debt capacity, depending upon the value of Units and cash flows

Debt to total capitalization covenant of 50% (currently 24% - market equity)

No current expectation for secondary offering of units

Maintain modest unit distribution

Current distribution is $0.60/unit per year, or a yield of 1.7%

Fee Timber Strategy

Acquisition of Columbia tree farm in 2001 from Plum Creek filled age-class gap and leveled off age classes older than 30 years

Recent acquisitions will push 2005 harvest to 79 MMBF

Addition of 12 MMBF in each of years 2004 and 2005 as result of January 2004 acquisition

Addition of 21 MMBF in 2005 as result of November 2004 acquisition

Beginning in 2006, base non-declining harvest level of 53 MMBF for subsequent decade

Look to add to fee (owned) timberland base

Opportunistic/contrarian approach to timber acquisitions

Acquisitions involving debt likely to be dilutive to earnings initially

Much of fee timber growth will come through co-investment in new ORM
Timber Funds

Will allow Pope Resources to participate in acquisition economies associated with larger transactions

Productive Acres & Inventory by Age Class (1/1/05)

-

2,000

4,000

6,000

8,000

10,000

12,000

14,000

16,000

18,000

Clearcut

0 - 4

5 - 9

10 - 14

15 - 19

20 - 24

25 - 29

30 - 34

35 - 39

40 - 44

45 - 49

50 - 54

55 - 59

60 - 64

65+

Age Class

Productive
  Acres by
    Age
   Class

0

MMBF
Inventory
by Age
Class

Total

Merchantable

Inventory

486 MMBF

Total Productive Acres

99,556 Acres

Timberland Management & Consulting Strategy

Manage timberlands for third-party clients

Full-service management, selected forestry consulting services, workout specialist

Focus development of expert processes/tools, and market presence

Ancillary benefits accrue to fee timber properties through management expertise and economies of scale

Fit with broad ownership trends in industry

Raise capital for investing in timberlands: ORM Timber Fund I, L.P.

$50 million of equity capital

10% co-investment by Pope Resources and affiliates

ORMLLC will serve as GP

Cascade Timberlands Assignment

Crown Pacific bankruptcy plan approved in December 2004

ORM served in advisory role to lenders during second half of 2004

ORM hired as timberland manager for newly formed entity, Cascade Timberlands LLC

522,000 acres in Washington and Oregon

Cascade Timberlands has its own Board of Directors

ORM commenced operations in January

Hired 12 new foresters and opened three offices

Conducting detailed inventory assessment to inform hold vs. sell strategy

Duration of contract expected to be 1-2 years

Assignment designed to bridge the ramp-up of ORM timber fund business

Allowing retention of key technical and operational personnel

Providing development opportunities for timberland management personnel

Real Estate Strategy

Push real estate properties through entitlement and permitting pipeline

To point where sale opportunity is optimal

May retain selected properties where management is passive and income stream is steady with upside

Major early-stage entitlement projects

Gig Harbor - 320 acre mixed-use project within city limits

Commercial rezone effort enables future sale to Costco, Walgreen’s, YMCA

New Tacoma Narrows bridge impact

Bremerton - 260 acre mixed-use project with 15 year development agreement

Kingston - 720 acre project subject to urban growth boundary determination

Port Gamble historic mill town is a many-faceted, long-term project

Rural historic town designation under State’s Growth Management Act

Water rights recently secured

Environmental cleanup complete

Sewer system expansion needed for build-out of town site

Long term: development of former mill site and remaining portion of town site

Pope Resources - Summary of Investment Opportunity

Still a discount to NAV in spite of 2004-05 rise in unit price

Imputed value of fee timberlands of approximately $1,500 assuming value of HBU lands of $10K/acre

Enterprise value to EBITDDA multiple of 10

Trading at 16 times trailing 12-month earnings

Highly tax-efficient vehicle for investing in timberland asset class

Positive tax yield

Modest distribution yield

Compelling diversification benefits of timberland asset class

Adding value through use of free cash flow

Co-investment in ORM Timber Fund I, L.P.

Opportunistic acquisitions

Opportunity for increases in distribution level

Improved alignment with insider buying in past few years

Favorable liquidity trends

Pope Resources Trading Volume

-

50,000

100,000

150,000

200,000

250,000

300,000

350,000

400,000

450,000

500,000

2000

2001

2002

2003

2004

Trading
Volume

-

1,000

1,200

1,400

1,600

Non-block
Trades

Annual Non-Block

Trading Volume

(left axis)

Number of

Non-Block Trades

(right axis)

Tax Advantages of Investing in Pope Resources Units

A

B

C

Pope Resources 1065

Resultant

Aggregate

Per

Applicable

Tax (Liability)/

Amounts

Unit

Tax

Benefit

Reported

Amounts

Rate

(

B

times

-C

)

28.00

$

32.00

$

36.00

$

40.00

$

New Tax Rates:

K-1 Taxable Income

4,600,000

1.00

$

1231 gain

14,000,000

3.05

$

15.0%

(0.46)

$

Int income

200,000

0.04

35.0%

(0.02)

Ord loss

(9,600,000)

(2.09)

35.0%

0.73

4,600,000

1.00

$

0.26

$

0.9%

0.8%

0.7%

0.6%

Note: Income amounts provided are representative examples only and should not be interpreted as pro forma results. As such, the amounts shown in this worksheet represent management's estimates based on general tax principles. Individual tax consequences will vary from investor to investor,

and you should consult with your own tax advisor about the specific tax consequences in light of your own investment and income profile.

Tax "Yield" at Various Unit Prices

Summary

Timberland is a well-suited asset for most high net worth portfolios

Asset class still relatively undiscovered

Timberland asset markets are becoming more liquid as more financial buyers enter the market

Timberland investment can take different forms

Publicly traded equity

Private equity fund

Direct investment

Form of timberland investment is dependent on numerous factors

Investment time horizon

Liquidity requirements

Return expectations

Portfolio allocation

Selection of timberland investment manager

Pope Resources
A Limited Partnership

Olympic Resource Management
A Pope Resources Company

Investing in Timberlands